SMART VENTURES, INC. BALANCE SHEET (unaudited) (USD $)	Dec. 31, 2011	Jun. 30, 2011
Current Liabilities:
Advances from shareholders	$ 90,400	$ 99,790
Total Current Liabilities	13,765	28,330
Stockholders' Equity (Deficit)	104,165	128,120
Common stock	$ 33,000	$ 33,000
Stock subscription receivable	22,000	22,000
Total Liabilities	(159,165)	(183,120)
Total Liabilities and Stockholders' Equity (Deficit)	$ (104,165)	$ (128,120)